Arrow Reserve Capital Management ETF

ARCM

1-877-277-6933

1-877-ARROW-FD

www.ArrowFunds.com

Summary Prospectus June 1, 2019

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information dated June 1, 2019 are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.ArrowFunds.com. You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.ArrowFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this. change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) You may also elect to receive all future reports in paper free of charge.

Investment Objective The Arrow Reserve Capital Management ETF (the “Fund”) seeks to preserve capital while maximizing current income.

Fees and Expenses of the Fund The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets. Investors may pay brokerage commissions on their purchases and sales of Shares in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.20%
Total Annual Fund Operating Expenses	0.50%
Fee Waiver(1)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver	0.42%
(1)	The Fund’s advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund until November 30, 2019 to ensure that the Fund’s Total Annual Fund Operating Expenses After Fee Waiver (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses and extraordinary expenses such as litigation) will not exceed 0.42% of average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Fund’s advisor.

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Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$43	$152	$272	$621

Investors may pay brokerage commissions on their purchases and sales of fund shares, which are not reflected in the example.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the fiscal year ended January 31, 2019, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests in a variety of domestic fixed income securities. The Fund will invest in fixed income instruments with a dollar-weighted average effective maturity of 0 to 2 years issued by U.S. Dollar-denominated issuers, including mortgage- or asset-backed securities, rated Baa- or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by the sub-advisor to be of comparable quality. The Fund may also invest in interest rate futures and forwards. The Fund’s investments in interest rate futures and forward contracts attempt to gain exposure to a particular group of securities or asset class without actually purchasing those securities or investments, or to hedge interest rate risk.

In selecting investments for purchase and sale, the Fund’s Sub-Advisor, Halyard Asset Management LLC, (“Halyard” or the “Sub-Advisor”), attempts to maximize income by identifying securities that offer an acceptable yield for a given level of credit risk and maturity. The Sub-Advisor attempts to identify short duration securities that offer a comparably better return potential and yield than money market funds. The Fund is not a money market fund and is more risky than a money market fund. The Sub-Advisor may retain securities if the rating of the security falls below investment grade (commonly referred to as a “junk bond”), and the Sub-Advisor deems retention of the security to be in the best interests of the Fund.

The average effective duration of the Fund will vary based on the Sub-Advisor’s forecast for interest rates and will normally not exceed 18 months. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The dollar-weighted average portfolio maturity of the Fund is normally not expected to exceed three years.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or its ability to meet its objective.

The following risks apply to the Fund’s investments.

•	Asset-Backed Securities Risk: When the Fund invests in asset-backed securities and mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.
•	Counterparty Risk: The Fund’s use of such financial instruments, including forward contracts, exposes the Fund to risks that are different than those associated with direct investments in portfolio securities. For example, if a forward contract counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.
•	Credit Risk: There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.
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•	Derivatives Risk: The use of derivative instruments (such as interest rate futures or forward contracts) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
•	ETF Structure Risks: The Fund is structured as an ETF and as a result is subject to the special risks, including:
o	Not Individually Redeemable: Shares of the Fund (“Shares”) are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
o	Trading Issues: Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the securities in the Fund’s portfolio are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants (“APs”) that can post collateral on an agency basis is limited, which may limit the market for the Shares.
o	Market Price Variance Risk: The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.
▪	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.
▪	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
▪	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Shares and the Fund’s NAV.
▪	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.
•	Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund's investments decreases.
•	Futures Risk: The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the securities upon which they are based.
•	Issuer-Specific Risk: The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of a debt security may decline for a number of reasons directly related to the issuer of such security, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
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•	Management Risk: The advisor's investment decisions about individual securities and derivatives as well as ETFs impact the Fund's ability to achieve its investment objective. The advisor's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the advisor's investment strategy will produce the desired results.
•	Market Risk: Overall market risks may affect the value of individual securities, derivatives and ETFs in which the Fund invests. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.
•	Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund's return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder.
•	Prepayment Risk: The Fund may invest in debt securities, which may be paid off early when the issuer of a debt security can repay the principal prior to a security’s maturity. If interest rates are falling, the Fund may have to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
•	Regulatory Risk: Regulatory authorities in the United States may restrict the ability of the Fund to fully implement its strategy, either generally, or with respect to certain securities, industries or countries, which may impact the Fund’s ability to fully implement its investment strategies.

Fund Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based market index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.ArrowFunds.com or by calling 1-877-277-6933 (1-877-ARROW-FD).

Annual Total Return

(Year ended December 31)

Best Quarter	9/30/2018	0.53%
Worst Quarter	12/31/2018	0.21%

The year-to-date return as of the most recent calendar quarter, which ended March 31, 2019 was 0.97%

Average Annual Total Returns

(as of December 31, 2018)

	One Year	Since Inception*
Return Before Taxes	1.58%	1.33%
Return after Taxes on Distributions	0.80%	0.71%
Return after Taxes on Distributions and Sale of Fund Shares	0.94%	0.75%
FTSE Treasury Bill 6 Month USD Index(1)	1.91%	1.51%
(1)	The FTSE Treasury Bill 6 Month USD Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of six months. The Index reflects no deduction for fees, expenses or taxes.
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Management of the Fund

Investment Advisor. Arrow Investment Advisors, LLC

Investment Sub-Advisor. Halyard Asset Management LLC

Portfolio Managers

Name	Title with Advisor	When Began Managing Fund
William E. Flaig Jr.	Chief Investment Officer	2017
Joseph Barrato	Chief Executive Officer	2017
Jonathan Guyer	Portfolio Manager	2017

Name	Title with Sub-Advisor	When Began Managing Fund
Michael Kastner	Principal	2017
Steven Boyd	Principal	2017
Adam Cohn	Vice President	2017

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information

The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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